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                                                                 EXHIBIT 24 (ii)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of Gemini Genomics plc on Form S-8 of our report dated May 17, 2000, appearing in the Report on Form F-1 of Gemini Genomics plc.

/s/ ERNST & YOUNG

ERNST & YOUNG

United Kingdom
January 4, 2001